Exhibit 99.1

Annaly Capital Management, Inc. Publishes Fourth ESG Report

NEW YORK -- (June 8, 2023) -- Annaly Capital Management, Inc. (NYSE: NLY) (the “Company” or “Annaly”) announced today the publication of its fourth ESG report for the year 2022, titled 25 Years of Purposeful Housing Finance Leadership, which highlights Annaly's continued focus on developing and executing our ESG strategy.

“In 2022, Annaly celebrated its 25th anniversary as a public company, representing twenty-five years of leading with purpose. Since our founding, Annaly has recognized that a commitment to ESG principles is an important factor in delivering value and superior returns to our shareholders,” remarked David Finkelstein, Annaly’s Chief Executive Officer and Chief Investment Officer. “We are proud of the progress we continue to make on our ESG initiatives and believe that thoughtful integration of ESG priorities into our overall strategy has been both critical to our success and differentiating relative to our peers.”

Highlights and achievements from the 2022 ESG Report include:

•Continued to provide climate-related disclosures following TCFD guidance, including the measurement of our total GHG emissions and energy consumption as well as offsetting 100% of our Scope 1 and Scope 2 GHG emissions
•Introduced ESG disclosures based on SASB recommendations in the private placement memorandum for all of our residential credit securitizations
•Provided disclosure on pay equity analysis
•Enhanced parental leave policy for primary and secondary caregivers and introduced fertility reimbursement benefits to support family planning
•Supported seven employee-led networks, which collectively led over 20 DEI activities
•Included black-, women- and veteran-owned broker dealers on equity offerings
•Included in the Bloomberg Gender-Equality Index and FTSE4Good Index for the sixth consecutive year and fourth consecutive year, respectively
•Awarded a 2022 Bronze SHARP Award from Freddie Mac for the superior servicing portfolio performance of our mortgage servicer

To learn more about Annaly’s corporate responsibility initiatives and to view the 2022 ESG Report, please visit www.annaly.com/our-responsibility.

About Annaly

Annaly is a leading diversified capital manager with investment strategies across mortgage finance. Annaly’s principal business objective is to generate net income for distribution to its stockholders and to optimize its returns through prudent management of its diversified investment strategies. Annaly is internally managed and has elected to be taxed as a real estate investment trust, or REIT, for federal income tax purposes. Additional information on the Company can be found at www.annaly.com.

Forward-Looking Statements

This news release and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “should,” “estimate,” “project,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our residential credit business; our ability to grow our mortgage servicing rights business; credit risks related to our investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; and risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.

Investor Contact

Annaly Capital Management, Inc.
Investor Relations
1-888-8Annaly
investor@annaly.com

Media Contact

Brunswick Group
Alex Yankus
212-333-3810
ANNALY@brunswickgroup.com